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                         TIFF INVESTMENT PROGRAM, INC.
                         Supplement dated July 31, 2002
                        to Prospectus dated May 1, 2002


The following is added to page 5 of the Prospectus under the section entitled "MONEY MANAGERS AND THEIR STRATEGIES":

     DELAWARE INTERNATIONAL ADVISERS LTD. takes a value-oriented approach to equity investments. The manager identifies attractive stocks using a single quantitative method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess income streams, the manager employs fundamental company analysis. A computer-based optimization program is then used to allocate assets in the portfolio. The manager may engage in currency hedging as a defensive strategy. Delaware Management Company, a series of Delaware Management Business Trust
(Philadelphia, PA) an affiliate of Delaware International Advisers Ltd., provides sub-advisory services to Delaware International Advisers Ltd. with respect to that portion of the assets invested in U.S. securities.

The following is added to page 21 of the Prospectus under the section entitled "MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS - MULTI-ASSET FUND":

     DELAWARE INTERNATIONAL ADVISERS LTD. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.50% per year on the first $50 million of its portfolio, 0.35% per year on the next $50 million, and 0.30% per year on amounts above $100 million, subject to a minimum account size of $25 million or fees equivalent thereto. Delaware International Advisers Ltd. compensates Delaware Management Company out of its fees. Elizabeth
A. Desmond (director) has been a portfolio manager with Delaware International Advisers Ltd. since 1991. Joshua H. Brooks (senior vice president, chief investment officer - value investing) began as an analyst at Delaware Management Company in 1991 and has served as a portfolio manager for Delaware both in London and Philadelphia.